SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2015
Subsequent Events [Abstract]
Subsequent Events [Text Block]
NOTE	8:- SUBSEQUENT EVENTS

1.	On September 3, 2015 the company acquired 26% of the issued share capital of Pointer Mexico.

Following the completion of the transaction Pointer holds 100% of the issued share capital of Pointer Mexico.

In consideration for the 26% interest in Pointer Mexico, Pointer issued to the Seller an aggregate of 81,081 ordinary shares.

2.
On August 6, 2015, the company received, from the State Revenue Services of São Paulo, a tax deficiency notice against its subsidiary in Brazil, Pointer do Brasil Comercial Ltda., claiming that the vehicle tracking and monitoring services provided by such subsidiary should be classified as telecommunication services and therefore subject to the imposition of State Value Added Tax – ICMS, resulting in an imposition of 25% state value added tax on all revenues of this subsidiary during the period between February 2012 and January 2014. The tax deficiency notice was in the amount of R$9,858,745 (approximately US$2.4 million) plus interest in the amount of R$3,165,599 (approximately US$0.8 million) and penalties in the amount of R$26,666,821 (approximately US$6.4 million).

Based on the legal advice received, the assessment of company management is that the merits of the case are favorable to the company.  As a result, the company has not made any provisions in its consolidated financial statements in respect of the alleged tax deficiency and the imposition of state value added tax as described above.